Exhibit 4.2

EXECUTION VERSION

SALESFORCE.COM, INC., as the Company

and

U.S. BANK NATIONAL ASSOCIATION, as Trustee

0.625% Notes due 2024

1.500% Notes due 2028

1.950% Notes due 2031

2.700% Notes due 2041

2.900% Notes due 2051

And

3.050% Notes due 2061

Second Supplemental Indenture

Dated as of July 12, 2021

to

Indenture dated as of April 11, 2018

- i -

Exhibit A-2	Form of 2028 Note	A-2-1
Exhibit A-3	Form of 2031 Note	A-3-1
Exhibit A-4	Form of 2041 Note	A-4-1
Exhibit A-5	Form of 2051 Note	A-5-1
Exhibit A-6	Form of 2061 Note	A-6-1

- ii -

SECOND SUPPLEMENTAL INDENTURE, dated as of July 12, 2021 (“Second Supplemental Indenture”), to the Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular Series of debt securities that are not the Notes, the “Base Indenture” and, as amended, modified and supplemented by this Second Supplemental Indenture, the “Indenture”), by and between SALESFORCE.COM, INC. (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of debt securities to be issued in one or more Series as provided in the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Second Supplemental Indenture in order to establish and provide for the issuance by the Company of a Series of Securities designated as its 0.625% Notes due 2024 (the “2024 Notes”), a Series of Securities designated as its 1.500% Notes due 2028 (the “2028 Notes”), a Series of Securities designated as its 1.950% Notes due 2031 (the “2031 Notes”), a Series of Securities designated as its 2.700% Notes due 2041 (the “2041 Notes”), a Series of Securities designated as its 2.900% Notes due 2051 (the “2051 Notes”) and a Series of Securities designated as its 3.050% Notes due 2061 (the “2061 Notes,” and together with the 2024 Notes, the 2028 Notes, the 2031 Notes, the 2041 Notes and the 2051 Notes, the “Notes”), on the terms set forth herein;

WHEREAS, Section 2.01 of the Base Indenture provides that a supplemental indenture may be entered into by the parties for such purpose without the consent of any Holders; and

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid and binding agreement of the parties, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture with respect to the Notes have been done.

NOW, THEREFORE:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Second Supplemental Indenture refer to this Second Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“2024 Notes” has the meaning specified in the recitals of this Second Supplemental Indenture.

“2028 Notes” has the meaning specified in the recitals of this Second Supplemental Indenture.

“2031 Notes” has the meaning specified in the recitals of this Second Supplemental Indenture.

“2041 Notes” has the meaning specified in the recitals of this Second Supplemental Indenture.

“2051 Notes” has the meaning specified in the recitals of this Second Supplemental Indenture.

“2061 Notes” has the meaning specified in the recitals of this Second Supplemental Indenture.

“Additional Notes” has the meaning specified in Section 3.04 of this Second Supplemental Indenture.

“Base Indenture” has the meaning specified in the recitals of this Second Supplemental Indenture.

“Business Day” means, with respect to any Note, any calendar day that is not a Saturday or a Sunday or a day on which banking institutions in the City of New York (or any other place of payment with respect to such Note) are authorized or required by law, regulation or executive order to close.

“Company” means the Person specified as the “Company” in the recitals of this Second Supplemental Indenture until a successor replaces it pursuant to the applicable provisions of the Indenture, and thereafter “Company” shall mean such successor.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed pursuant to Section 4.02 (assuming, for this purpose, that the Notes to be redeemed matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming, for this purpose, that the Notes to be redeemed matured on the applicable Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date pursuant to Section 4.02 hereof, (1) the arithmetic average of the applicable Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four applicable Reference Treasury Dealer Quotations, the arithmetic average of all applicable Reference Treasury Dealer Quotations for such Redemption Date.

“Continuing Entity” has the meaning set forth in Section 5.01(a)(i).

“Corporate Trust Office” means the designated office of the Trustee at which at any time its corporate trust business relating to this Second Supplemental Indenture shall be administered, which office at the date hereof is located at 633 West Fifth Street, 24th Floor, Los Angeles, CA 90071, Attention: B. Scarbrough (salesforce.com, inc.), or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Depositary” means DTC or any successor designated by the Company pursuant to the Indenture.

“Event of Default” has the meaning set forth in Section 5.02.

“Extended Termination Date” has the meaning set forth in Section 4.03(a).

“Global Note” means Notes that are Global Securities (as defined in the Base Indenture).

“Indenture” has the meaning specified in the recitals of this Second Supplemental Indenture.

“Independent Investment Banker” means Citigroup Global Markets Inc., BofA Securities, Inc. or J.P. Morgan Securities LLC and any of their respective successors or their respective Affiliates as the Company may appoint from time to time; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company may substitute another Primary Treasury Dealer.

“Initial 2024 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2028 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2031 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2041 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2051 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2061 Notes” has the meaning set forth in Section 3.01(b).

“Initial Notes” has the meaning set forth in Section 3.01(b).

“Interest Payment Date”, when used with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

“Mandatorily Redeemable Notes” means the 2024 Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes and the 2061 Notes.

“Mergers” means the acquisition of Slack Technologies, Inc. by the Company or any of its Subsidiaries.

“Notes” has the meaning specified in the recitals of this Second Supplemental Indenture.

“Notice of Default” has the meaning specified in Section 5.02(c).

“Par Call Date” means (i) with respect to the 2024 Notes, July 15, 2022, (ii) with respect to the 2028 Notes, May 15, 2028, (iii) with respect to the 2031 Notes, April 15, 2031, (iv) with respect to the 2041 Notes, January 15, 2041, (v) with respect to the 2051 Notes, January 15, 2051, and (vi) with respect to the 2061 Notes, January 15, 2061.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States of America.

“principal” of a Note means the principal amount of the Note.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Redemption Date”, with respect to any Note or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture or such Note.

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., BofA Securities, Inc. or J.P. Morgan Securities LLC and any of their respective successors or Affiliates as the Company may appoint from time to time (provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company may substitute therefor another Primary Treasury Dealer) and any other Primary Treasury Dealers selected by the Company, and any of their respective Affiliates or successors as the Company may appoint from time to time.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Regular Record Date”, for the interest payable on any Interest Payment Date on the Notes of any Series, means the date specified for that purpose herein.

“Remaining Scheduled Payments” means, with respect to any Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date if such note matured on the applicable Par Call Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Second Supplemental Indenture” has the meaning specified in the recitals of this Second Supplemental Indenture.

“Special Mandatory Redemption” has the meaning set forth in Section 4.03(a).

“Special Mandatory Redemption Date” has the meaning set forth in Section 4.03(b).

“Special Mandatory Redemption Price” has the meaning set forth in Section 4.03(a).

“Special Mandatory Redemption Trigger Date” has the meaning set forth in Section 4.03(a).

“Stated Maturity” means, when used with respect to any Note or any installment of principal thereof or interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

“Subsidiary” means any corporation or other entity of which at least a majority of the outstanding capital stock or other equity interests having by the terms thereof ordinary voting power to elect a majority of the directors, managers or trustees of such corporation or other entity, irrespective of whether or not at the time capital stock or other equity securities of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.

“Treasury Rate” means, with respect to any Redemption Date pursuant to Section 4.02 hereof, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the applicable Comparable Treasury Issue. In determining this rate, the Company will assume a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

Section 1.02.    Conflicts with Base Indenture. In the event that any provision of this Second Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this Second Supplemental Indenture shall control.

ARTICLE 2

FORM OF NOTES

Section 2.01.    Form of Notes. The Notes shall be substantially in the forms of Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5 and Exhibit A-6 hereto, as applicable, which are hereby incorporated in and expressly made a part of the Indenture.

ARTICLE 3

THE NOTES

Section 3.01.    Amount; Series; Terms.

(a)    There is hereby created and designated six Series of Securities under the Base Indenture: the title of the 2024 Notes shall be “0.625% Notes due 2024,” the title of the 2028 Notes shall be “1.500% Notes due 2028,” the title of the 2031 Notes shall be “1.950% Notes due 2031,” the title of the 2041 Notes shall be “2.700% Notes due 2041,” the title of the 2051 Notes shall be “2.900% Notes due 2051,” and the title of the 2061 Notes shall be “3.050% Notes due 2061.” The changes, modifications and supplements to the Base Indenture effected by this Second Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes and shall not apply to any other Series of Securities that may be issued under the Base Indenture unless a supplemental indenture or Authorizing Resolution with respect to such other Series of Securities or Officer’s Certificate establishing such Series of Securities specifically incorporates such changes, modifications and supplements.

(b)    The aggregate principal amount of 2024 Notes that initially may be authenticated and delivered under this Second Supplemental Indenture (the “Initial 2024 Notes”) shall be limited to $1,000,000,000, the aggregate principal amount of 2028 Notes that initially may be authenticated and delivered under this Second Supplemental Indenture (the “Initial 2028 Notes”) shall be limited to $1,000,000,000, the aggregate principal amount of 2031 Notes that initially may be authenticated and delivered under this Second Supplemental Indenture (the “Initial 2031 Notes”) shall be limited to $1,500,000,000, the aggregate principal amount of 2041 Notes that initially may be authenticated and delivered under this Second Supplemental Indenture (the “Initial 2041 Notes”) shall be limited to $1,250,000,000, the aggregate principal amount of 2051 Notes that initially may be authenticated and delivered under this Second Supplemental Indenture (the “Initial 2051 Notes”) shall be limited to $2,000,000,000, and the aggregate principal amount of 2061 Notes that initially may be authenticated and delivered under this Second Supplemental Indenture (the “Initial 2061 Notes,” and together with the Initial 2024 Notes, the Initial 2028 Notes, the Initial 2031 Notes, the Initial 2041 Notes and the Initial 2051 Notes, the “Initial Notes”) shall be limited to $1,250,000,000, subject, in each case, to increase as set forth in Section 3.04.

(c)    The Stated Maturity of the 2024 Notes, on which principal thereof is due and payable, shall be July 15, 2024, the Stated Maturity of the 2028 Notes, on which principal thereof is due and payable, shall be July 15, 2028, the Stated Maturity of the

2031 Notes, on which principal thereof is due and payable, shall be July 15, 2031, the Stated Maturity of the 2041 Notes, on which principal thereof is due and payable, shall be July 15, 2041, the Stated Maturity of the 2051 Notes, on which principal thereof is due and payable, shall be July 15, 2051, and the Stated Maturity of the 2061 Notes, on which principal thereof is due and payable, shall be July 15, 2061. The Notes shall be payable and may be presented for payment, purchase, redemption, registration of transfer and exchange at the office of the Company maintained for such purpose, which shall initially be the Corporate Trust Office of the Trustee.

(d)    The 2024 Notes shall accrue interest at the rate of 0.625% per year, the 2028 Notes shall accrue interest at the rate of 1.500% per year, the 2031 Notes shall accrue interest at the rate of 1.950% per year, the 2041 Notes shall accrue interest at the rate of 2.700% per year, the 2051 Notes shall accrue interest at the rate of 2.900% per year, and the 2061 Notes shall accrue interest at the rate of 3.050% per year, in each case beginning on July 12, 2021 or from the most recent date to which interest has been paid or duly provided for, as further provided in the forms of Notes annexed hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5 or Exhibit A-6. Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. The Interest Payment Dates for the Notes shall be January 15 and July 15 of each year, beginning on January 15, 2022, and the Regular Record Date for any interest payable on each such Interest Payment Date shall be the immediately preceding January 1 and July 1, respectively; provided that upon the Stated Maturity of the principal of the Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(e)    The Notes of each Series will be initially issued in the form of one or more Global Notes, deposited with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as provided in the Base Indenture.

(f)    Payment of principal of and premium, if any, and interest on a Note that is a Global Security registered in the name of or held by the Depositary or its nominee will be made in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of such Global Security. If the Notes are no longer represented by a Global Security, payment of interest on certificated Notes in definitive form may, at the Company’s option, be made by (i) check mailed directly to Holders of such Notes at their registered addresses or (ii) upon request of any Holder of at least $1,000,000 principal amount of Notes, wire transfer to an account located in the United States maintained by the payee.

Section 3.02.    Denominations. The Notes of each Series shall be issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.03.    Book-entry Provisions for Global Securities.

(a)    Except for the circumstances described in Article Two of the Base Indenture, no Global Security may be exchanged in whole or in part for Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof.

Section 3.04.    Additional Notes. The Company may, without notice to or the consent of the Holders of the Notes, create and issue pursuant to the Indenture additional Notes of a Series (“Additional Notes”) having the same terms as, and ranking equally and ratably with, the applicable Series of Notes in all respects, except for the issue date, the public offering price and, if applicable, the payment of interest accruing prior to the issue date of such Additional Notes and the first payment of interest following the issue date of such Additional Notes; provided that if such Additional Notes are not fungible with the applicable Series of Notes for U.S. federal income tax purposes, such Additional Notes will have a separate CUSIP number. Such Additional Notes may be consolidated and form a single Series with, and will have the same terms as to ranking, redemption, waivers, amendments or otherwise as, the applicable Series of Notes, and will vote together as one class on all matters with respect to such Series of Notes.

ARTICLE 4

REDEMPTION OR REPURCHASE OF SECURITIES

Section 4.01.    Applicability of Base Indenture. Subject to Section 1.02 hereof, the provisions of Article Three of the Base Indenture, as supplemented by the provisions of this Second Supplemental Indenture, shall apply to redemptions of the Notes pursuant to Section 4.02 hereof.

Section 4.02.    Optional Redemption.

(a)    The Company may redeem the Notes of any Series at its option, either in whole or in part, at any time or from time to time prior to the applicable Par Call Date, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to, but not including, the Redemption Date: (i) 100% of the aggregate principal amount of the Notes to be redeemed; or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted by the Company to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 3 basis points for the 2024 Notes, 5 basis points for the 2028 Notes, 10 basis points for the 2031 Notes, 12.5 basis points for the 2041 Notes, 15 basis points for the 2051 Notes and 15 basis points for the 2061 Notes.

(b)    The Company may redeem the Notes of any Series, either in whole or in part, at any time or from time to time on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

(c)    The first paragraph of Section 3.03 of the Base Indenture shall not apply to the Notes, and the following shall apply in lieu thereof. At least 10 days but not more than 60 days before a redemption date, the Company shall send a notice of redemption by first-class mail, postage prepaid (or in the case of Global Notes, deliver electronically in accordance with the applicable procedures of the Depositary), to each Holder of Notes to be redeemed (with a copy to the Trustee).

(d)    Unless the Company defaults in the payment of the redemption price, on and after the Redemption Date for the Notes to be redeemed, interest will cease to accrue on such Notes, or portions thereof, called for redemption.

Section 4.03.    Special Mandatory Redemption of the 2024 Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes and the 2061 Notes.

(a)    If (x) the consummation of the Mergers does not occur on or before June 1, 2022 (the “Extended Termination Date”) or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Mergers (the earlier of the date of delivery of such notice described in clause (y) and the Extended Termination Date, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the Mandatorily Redeemable Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). The 2028 Notes are not subject to the Special Mandatory Redemption.

(b)    In the event that the Company becomes obligated to redeem the Mandatorily Redeemable Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than ten Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee and the registered Holders of the Mandatorily Redeemable Notes of the Special Mandatory Redemption and the date upon which such notes will be redeemed (the “Special Mandatory Redemption Date”, which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Notes to be redeemed. At the request of the Company, delivered to the Trustee at least one Business Day prior to the date such notice is to be sent (or such shorter period as the Trustee may agree), the Trustee will promptly mail, or deliver electronically if such Notes are held by any Depositary (including, without limitation, DTC) in accordance with such Depositary’s customary procedures, such notice of Special Mandatory Redemption to each registered Holder of Notes to be redeemed at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

(c)    Notwithstanding the foregoing, installments of interest on any Series of Mandatorily Redeemable Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the Notes and the Indenture.

ARTICLE 5

COVENANTS AND REMEDIES

Section 5.01.    Company May Consolidate, Etc., Only on Certain Terms.

(a)    Section 5.01 of the Base Indenture shall not apply to the Notes, and the following shall apply in lieu thereof. The Company shall not consolidate with or merge into another Person or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its Property to any other Person, unless:

(i)    (A) the Company is the continuing Person or (B) the successor formed from the consolidation or merger or the Person that received the transfer of or leases the Property (the “Continuing Entity”) is a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes, by an indenture supplemental to the Indenture, all of the Company’s obligations under the Notes and the Indenture;

(ii)    immediately after giving effect to the transaction, no Event of Default (as defined below) shall have occurred and be continuing; and

(iii)    the Company or the Continuing Entity delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, subject to customary qualifications and exceptions, each stating that the transaction and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Section 5.01 and that all conditions precedent provided for in the Indenture relating to the transaction have been satisfied.

(b)    Upon satisfaction of the foregoing conditions, the Continuing Entity, if not the Company, shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture and the Company will be released from all obligations and covenants under the Indenture and the Notes; provided that, in the case of a lease of all or substantially all of the Company’s Property, the Company will not be released from any of the obligations or covenants under the Indenture and the Notes.

(c)    Notwithstanding anything in this Section 5.01, any conveyance, transfer or lease of Property between or among the Company and its Subsidiaries will not be prohibited under the Indenture.

Section 5.02.    Events of Default. Section 6.01 of the Base Indenture shall not apply to the Notes. Each of the following events shall constitute an “Event of Default” with respect to a Series of Notes:

(a)    default in the payment of the principal of or premium (if any) on any Note of such Series when due and payable at its Stated Maturity, upon any optional or mandatory redemption or otherwise;

(b)    default in the payment of any interest upon any Note of such Series when it becomes due and payable (if the time of payment has not been extended or deferred), and continuance of such default for a period of 30 days;

(c)    default in the performance, or breach, of any covenant of the Company in the Indenture relating to the Notes of such Series (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 5.02 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, or overnight delivery service to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes of such Series a written notice specifying such default or breach and stating that such notice is a “Notice of Default” under the Indenture;

(d)    the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its Property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; and

(e)    the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its Property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

Section 5.03.    Acceleration of Maturity; Rescission and Annulment. Section 6.02 of the Base Indenture shall not apply to the Notes, and the following shall apply in lieu thereof. If an Event of Default (other than an Event of Default pursuant to Section 5.02(d) or Section 5.02(e)) occurs and is continuing with respect to a Series of Notes, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes of such Series may, by a notice in writing to the Company (and to the Trustee if given by Holders), declare the principal amount of all such Notes, plus accrued and unpaid interest, if any, on such Notes to be due and payable immediately, and upon any such declaration such principal amount and accrued and unpaid interest shall become immediately due and payable. However, upon an Event of Default pursuant to Section 5.02(d) or Section 5.02(e), the principal amount of all outstanding Notes, plus accrued and unpaid interest, if any, on all outstanding Notes to the acceleration date, shall be due and payable immediately without any declaration or other act on the part of the Trustee or any Holder.

At any time after such a declaration of acceleration with respect to the Notes of a Series has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes of such Series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if all Events of Default, other than the non-payment of the principal and interest, if any, of Notes which have become due solely as a result of such declaration of acceleration, have been cured or waived as provided in Section 6.04 of the Base Indenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

In case the Trustee shall have proceeded to enforce any right under the Indenture and such proceedings shall have been discontinued or been abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

Section 5.04.    References in Base Indenture. With respect to the Notes, references to “Section 6.01(1),” “Section 6.01(2),” “Section 6.01(3),” “Section 6.01(4),” and “Section 6.01(5)” in the Base Indenture shall be deemed to refer to Section 5.02(c), Section 5.02(b), Section 5.02(c), Section 5.02(d), and Section 5.02(e) of this Second Supplemental Indenture, respectively.

ARTICLE 6

MISCELLANEOUS

Section 6.01.    Confirmation of Indenture. The Base Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 6.02.    Counterparts. The parties hereto may sign one or more copies of this Second Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

Section 6.03.    Governing Law. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.04.    Recitals by the Company. The recitals in this Second Supplemental Indenture are made by the Company only and not by the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. All of the provisions contained in the Base Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this Second Supplemental Indenture as fully and with like effect as if set forth herein in full.

[the remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first written above.

SALESFORCE.COM, INC., as the Company

By:	/s/ Amy Weaver
	Name:	Amy Weaver
	Title:	President and Chief Financial Officer

[Signature Page to Second Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Bradley E. Scarbrough
	Name:	Bradley E. Scarbrough
	Title:	Vice President

[Signature Page to Second Supplemental Indenture]

EXHIBIT A-1

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-1

SALESFORCE.COM, INC.

0.625% Notes due 2024

No. [●]	CUSIP No.: 79466L AG9 ISIN No.: US79466LAG95
$[●]

SALESFORCE.COM, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on July 15, 2024.

Interest Payment Dates: January 15 and July 15, beginning on January 15, 2022.

Regular Record Dates: January 1 and July 1.

A-1-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE.COM, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE.COM, INC.

0.625% Notes due 2024

salesforce.com, inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of July 12, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 0.625% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.     Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.    Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

A-1-5

4.    Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “0.625% Notes due 2024”, initially limited to $1,000,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: salesforce.com, inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Financial Officer.

5.    Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6.    Special Mandatory Redemption. The Company will be required to redeem this Note as and to the extent set forth in (and only in the circumstances described in) Section 4.03 of the Supplemental Indenture.

7.    Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.    Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.    Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.     Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.    No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-1-6

12.    Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13.    Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-1-7

EXHIBIT A-2

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-1

SALESFORCE.COM, INC.

1.500% Notes due 2028

No. [●]	CUSIP No.: 79466L AH7 ISIN No.: US79466LAH78
$[●]

SALESFORCE.COM, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on July 15, 2028.

Interest Payment Dates: January 15 and July 15, beginning on January 15, 2022.

Regular Record Dates: January 1 and July 1.

A-2-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE.COM, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE.COM, INC.

1.500% Notes due 2028

salesforce.com, inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of July 12, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 1.500% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.     Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.    Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

A-2-5

4.    Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “1.500% Notes due 2028”, initially limited to $1,000,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: salesforce.com, inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Financial Officer.

5.    Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6.    [Reserved].

7.    Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.    Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.    Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.     Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.    No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

12.    Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

A-2-6

13.    Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-2-7

EXHIBIT A-3

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-3-1

SALESFORCE.COM, INC.

1.950% Notes due 2031

No. [●]	CUSIP No.: 79466L AJ3 ISIN No.: US79466LAJ35
$[●]

SALESFORCE.COM, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on July 15, 2031.

Interest Payment Dates: January 15 and July 15, beginning on January 15, 2022.

Regular Record Dates: January 1 and July 1.

A-3-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE.COM, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE.COM, INC.

1.950% Notes due 2031

salesforce.com, inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of July 12, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 1.950% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.     Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.    Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

A-3-5

4.    Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “1.950% Notes due 2031”, initially limited to $1,500,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: salesforce.com, inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Financial Officer.

5.    Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6.    Special Mandatory Redemption. The Company will be required to redeem this Note as and to the extent set forth in (and only in the circumstances described in) Section 4.03 of the Supplemental Indenture.

7.    Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.    Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.    Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.     Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.    No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-3-6

12.    Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13.    Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-3-7

EXHIBIT A-4

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-4-1

SALESFORCE.COM, INC.

2.700% Notes due 2041

No. [●]	CUSIP No.: 79466L AK0
ISIN No.: US79466LAK08
$[●]

SALESFORCE.COM, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on July 15, 2041.

Interest Payment Dates: January 15 and July 15, beginning on January 15, 2022.

Regular Record Dates: January 1 and July 1.

A-4-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE.COM, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE.COM, INC.

2.700% Notes due 2041

salesforce.com, inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of July 12, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 2.700% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.     Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.    Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

A-4-5

4.    Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “2.700% Notes due 2041”, initially limited to $1,250,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: salesforce.com, inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Financial Officer.

5.    Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6.    Special Mandatory Redemption. The Company will be required to redeem this Note as and to the extent set forth in (and only in the circumstances described in) Section 4.03 of the Supplemental Indenture.

7.    Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.    Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.    Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.     Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.    No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-4-6

12.    Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13.    Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-4-7

EXHIBIT A-5

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-5-1

SALESFORCE.COM, INC.

2.900% Notes due 2051

No. [●]	CUSIP No.: 79466L AL8 ISIN No.: US79466LAL80
$[●]

SALESFORCE.COM, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on July 15, 2051.

Interest Payment Dates: January 15 and July 15, beginning on January 15, 2022.

Regular Record Dates: January 1 and July 1.

A-5-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE.COM, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, Trustee,
certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE.COM, INC.

2.900% Notes due 2051

salesforce.com, inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of July 12, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 2.900% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.     Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.    Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

A-5-5

4.    Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “2.900% Notes due 2051”, initially limited to $2,000,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: salesforce.com, inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Financial Officer.

5.    Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6.    Special Mandatory Redemption. The Company will be required to redeem this Note as and to the extent set forth in (and only in the circumstances described in) Section 4.03 of the Supplemental Indenture.

7.    Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.    Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.    Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.     Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.    No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-5-6

12.    Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13.    Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-5-7

EXHIBIT A-6

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-6-1

SALESFORCE.COM, INC.

3.050% Notes due 2061

No. [●]	CUSIP No.: 79466L AM6
ISIN No.: US79466LAM63
$[●]

SALESFORCE.COM, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on July 15, 2061.

Interest Payment Dates: January 15 and July 15, beginning on January 15, 2022.

Regular Record Dates: January 1 and July 1.

A-6-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE.COM, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE.COM, INC.

3.050% Notes due 2061

salesforce.com, inc., a Delaware corporation (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated as of July 12, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflicts with the terms of the Indenture, the terms of the Indenture shall govern and control.

1.    Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 3.050% per year. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year (each, an “Interest Payment Date”), beginning on January 15, 2022, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2.     Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3.    Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

A-6-5

4.    Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “3.050% Notes due 2061”, initially limited to $1,250,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: salesforce.com, inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Financial Officer.

5.    Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6.    Special Mandatory Redemption. The Company will be required to redeem this Note as and to the extent set forth in (and only in the circumstances described in) Section 4.03 of the Supplemental Indenture.

7.    Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.    Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9.    Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10.     Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11.    No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-6-6

12.    Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13.    Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14.    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16.    CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-6-7